Exhibit 10.1

June 19, 2015

Diplomat Pharmacy, Inc.,
as Borrower, and the other

Credit Parties

4100 S. Saginaw Street

Flint, Michigan 18507

Attention:  Sean Whelan,

Chief Financial Officer

Facsimile: (810) 282-0195

Re:                             Diplomat Pharmacy, Inc. —
Consent to Acquisition of Burman’s Apothecary, L.L.C and AmerisourceBergen Lien Amendment

Ladies and Gentlemen:

Reference is made to the Second Amended and Restated Credit Agreement dated as of April 1, 2015 (as amended, the “Credit Agreement”), by and among Diplomat Pharmacy, Inc., a Michigan corporation (“Borrower”), the other Credit Parties party thereto, and General Electric Capital Corporation, a Delaware corporation, in its capacity as agent (in such capacity, “Agent”) for the several financial institutions from time to time party thereto.  Capitalized terms used in this letter and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

Borrower has advised Agent and the Lenders that it intends to acquire 100% of the membership interests of Burman’s Apothecary, L.L.C., a Pennsylvania limited liability company (“Burman’s”) and its subsidiaries, pursuant to that certain Membership Interest Purchase Agreement (as may be amended, restated, supplemented or otherwise modified in accordance with the terms of the Credit Agreement, as defined herein, the “Burman’s Purchase Agreement”) dated as of June 19, 2015, by and among Borrower, Burman’s, Burman’s Media Pharmacy, LLC, a Pennsylvania limited liability company, PharmTrack, LLC, a Nevada limited liability company, SLB Holdings, Inc. and Steven L. Burman, John R. Regester, and Cassandra Peleckis (the “Burman’s Acquisition”).  The total consideration payable is $82,000,000 (as increased by pre-closing purchase price adjustments for a tax gross up to sellers (estimated at approximately $800,000) and cash on hand, and subject to a net working capital adjustment), of which $72,000,000 (subject to such adjustments) is payable in cash and $10,000,000 is payable in common Stock of Borrower.

Pursuant to the definition of “Permitted Acquisition”, the total consideration paid or payable (including without limitation, all transaction costs, Indebtedness incurred, assumed and/or reflected on a consolidated balance sheet of the Credit Parties and their Subsidiaries after giving effect to such Acquisition and the maximum amount of all deferred payments, including Contingent Acquisition Consideration for all Acquisitions consummated after the Closing Date during any Fiscal Year shall not exceed $75,000,000 in the aggregate for all such Acquisitions (the “Permitted Acquisition Fiscal Year Cap”).  Borrower has informed the Agent and the Lenders that the total consideration paid or payable pursuant to the Burman’s Acquisition will cause the total consideration paid or payable for all Acquisitions consummated after the Closing Date during the Fiscal Year ending December 31, 2015 to exceed the Permitted Acquisition Fiscal Year Cap for the Fiscal Year ending December 31, 2015.

In addition, Borrower has requested that Section 5.1(p) of the Credit Agreement with respect to Liens in favor of AmerisourceBergen be amended and restated as follows (the “AmerisourceBergen Lien Amendment”):

“(p) Liens in favor of AmerisourceBergen or any of its Affiliates that are from time to time party to the AmerisourceBergen Intercreditor Agreement (including by amendment or joinder) securing the AmerisourceBergen Indebtedness, subject to the AmerisourceBergen Intercreditor Agreement; and”

Effective as of the date hereof, upon execution of this letter agreement by the Agent, the Required Lenders and the Credit Parties and subject to the prior satisfaction of all conditions specified in the definition of “Permitted Acquisition” as set forth in the Credit Agreement, other than the Permitted Acquisition Fiscal Year Cap for the Fiscal Year ending December 31, 2015, in reliance upon the representations and warranties of the Credit Parties set forth in the Credit Agreement and notwithstanding any provisions in the Credit Agreement to the contrary, the Agent and the Lenders party hereto hereby (i) waive compliance with the Permitted Acquisition Fiscal Year Cap for the Fiscal Year ending December 31, 2015 solely with respect to the Burman’s Acquisition and (ii) consent to and approve the AmerisourceBergen Lien Amendment and authorize the Agent, on behalf of the Required Lenders, if it deems appropriate, to execute an amendment to further memorialize such AmerisourceBergen Lien Amendment.  In addition, Credit Parties hereby acknowledge and agree that upon consummation of the Burman’s Acquisition, no further Permitted Acquisitions may occur in the current Fiscal Year without first obtaining the prior written consent of the Agent and Required Lenders, and that the aggregate consideration paid in respect of the Burman’s Acquisition will reduce dollar-for-dollar the aggregate amount available during the remainder of the term of the Credit Agreement.

Except to the extent specifically set forth herein, this letter shall not constitute an amendment or waiver by Agent or any Lender of any provisions of the Credit Agreement or any other Loan Document, and all of the provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect to the extent in effect prior to the date hereof.  This letter may be executed in any number of several counterparts, each of which shall be an original, but all of which shall constitute one and the same letter agreement.  Delivery of an executed counterpart of a signature page to this letter by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.  This letter shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

[signature pages follow]

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent, Swingline Lender and as a Lender

By:	/s/ Karen M. Dahlquist
Name:	Karen M. Dahlquist
Title:	Duly Authorized Signatory

Signature Page to Consent Letter — June 2015

GE CAPITAL BANK,
as a Lender

By:	/s/ Paul Sleet
Name:	Paul Sleet
Title:	Duly Authorized Signatory

Signature Page to Consent Letter — June 2015

COMERICA BANK,
as a Lender

By:	/s/ Michael H. Cliff
Name:	Michael H. Cliff
Title:	Vice President

Signature Page to Consent Letter — June 2015

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Wieslaw R. Sliwinski
Name:	Wieslaw R. Sliwinski
Title:	Authorized Signatory

Signature Page to Consent Letter — June 2015

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ Scott Sanford
Name:	Scott Sanford
Title:	Duly Authorize Signatory

Signature Page to Consent Letter — June 2015

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Lori Ryan
Name:	Lori Ryan
Title:	Senior Vice President

Signature Page to Consent Letter — June 2015

CAPITAL ONE, N.A.,
as a Lender

By:	/s/ Clarke V. Bayless
Name:	Clarke V. Bayless
Title:	Vice President

Signature Page to Consent Letter — June 2015

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Michaela Kenny
Name:	Michaela Kenny
Title:	Authorized Signatory

Signature Page to Consent Letter — June 2015

FIFTH THIRD BANK,
as a Lender

By:	/s/ Nathaniel E. Sher
Name:	Nathaniel E. Sher
Title:	Vice President

Signature Page to Consent Letter — June 2015

FIRSTMERIT BANK, N.A.,
as a Lender

By:	/s/ John Zimbo
Name:	John Zimbo
Title:	Vice President

Signature Page to Consent Letter — June 2015

FLAGSTAR BANK, FSB,
as a Lender

By:	/s/ Elizabeth K. Hausman
Name:	Elizabeth K. Hausman
Title:	First Vice President

Signature Page to Consent Letter — June 2015

THE HUNTINGTON NATIONAL BANK,
as a Lender

By:	/s/ Michael D. Marte
Name:	Michael D. Marte
Title:	Senior Vice President

Signature Page to Consent Letter — June 2015

TALMER BANK AND TRUST,
as a Lender

By:	/s/ Peggy Cummins
Name:	Peggy Cummins
Title:	Managing Director

Signature Page to Consent Letter — June 2015

ACKNOWLEDGED AND AGREED:

DIPLOMAT PHARMACY, INC.

	By:	/s/ Philip R. Hagerman
Name: Philip R. Hagerman
Title: Chief Executive Officer

DIPLOMAT HEALTH SERVICES, LLC
DIPLOMAT SPECIALTY PHARMACY OF FLINT, LLC
DIPLOMAT SPECIALTY PHARMACY OF GRAND RAPIDS, LLC
DIPLOMAT SPECIALTY PHARMACY OF CHICAGO, LLC
DIPLOMAT SPECIALTY PHARMACY OF FT. LAUDERDALE, LLC
DIPLOMAT SPECIALTY PHARMACY OF SOUTHERN CALIFORNIA, LLC
DIPLOMAT SPECIALTY PHARMACY GREAT LAKES DISTRIBUTION CENTER, LLC
DIPLOMAT CORPORATE PROPERTIES, LLC

By: Diplomat Pharmacy, Inc., its member

	By:	/s/ Philip R. Hagerman
	Name:	Philip R. Hagerman
	Title:	Chief Executive Officer

NAVIGATOR HEALTH SERVICES, LLC
DSP FLINT REAL ESTATE, LLC
DSP-BUILDING C, LLC
DIPLOMAT INFUSION SERVICES, LLC
DIPLOMAT HOLDING, LLC
DIPLOMAT HEALTH MANAGEMENT, LLC

	By:	/s/ Philip R. Hagerman
	Name:	Philip R. Hagerman
	Title:	Manager

AMERICAN HOMECARE FEDERATION, INC.

	By:	/s/ Jeff Rowe
	Name:	Jeff Rowe
	Title:	President

Signature Page to Consent Letter — June 2015

MEDPRO RX, INC.

By:	/s/ Jeffrey Rowe
Name:	Jeffrey Rowe
Title:	President

AMBASSADOR COMPOUNDING, LLC
ENVOY HEALTH MANAGEMENT, LLC

By:	/s/ Jeffrey Rowe
Name:	Jeffrey Rowe
Title:	Manager

BIORX, LLC

By:	/s/ Jeffrey Rowe
Name:	Jeffrey Rowe
Title:	Manager

DIPLOMAT BLOCKER, INC.

By:	/s/ Gary Kadlec
Name:	Gary Kadlec
Title:	President

Signature Page to Consent Letter —June 2015